UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022
(Address of principal executive offices)                 (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2009
October 31, 2009

Tilson Focus Fund
Tilson Dividend Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (collectively the “Funds,” individually the “Focus Fund” and the “Dividend Fund”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Ave, Raleigh, NC  27603, Phone 1-866-515-4626.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Funds will be successful in meeting its investment objective.  Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk.  More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The prospectus contains this and other information about the Funds.  A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766).  The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the period by reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about December 30, 2009.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

December 18, 2009

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

During the 2009 fiscal year ending on October 31, 2009, the Tilson Focus Fund returned 26.23%, versus a 11.36% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund returned 37.33% versus a -8.35% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 0.15% return versus a -0.41% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 6.59% return versus the -4.03% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.  Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Performance as of October 31, 2009
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**	Net Expense Ratio**
Tilson Focus Fund	26.23%	0.15%	3.16%	2.07%
Tilson Dividend Fund	37.33%	6.59%	3.94%	1.95%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	11.36%	(0.41)%	N/A	N/A
Dow Jones U.S. Select Dividend Total Return Index	(8.35)%	(4.03)%	N/A	N/A
S&P 500 Total Return Index	9.80%	(1.05)%	N/A	N/A

Performance shown is for the period ended October 31, 2009.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance data may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of Fund shares occurring within one year following the issuance of shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*The Funds’ inception date is March 16, 2005.

**The Gross Expense Ratio is from the Funds’ prospectus dated March 2, 2009.  The Net Expense Ratio reflects a contractual expense limitation where the Advisor has agreed to waive or reduce certain expenses of the Funds.  There can be no assurance that these waivers will continue in the future.  The Net Expense Ratio would have been higher without this contractual expense limitation.

Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

We are pleased by our Fund’s performance over the past fiscal year, as it more than doubled the return of our benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).  It wasn’t easy, however: during the first four months of the 2009 fiscal year, from November 2008 through early March of this year, our Fund declined precipitously as the cheap stocks we’d purchased became even cheaper seemingly every day as a full-blown investor panic unfolded.

Fortunately, we had a deep understanding of the stocks we owned, why we owned them and what they were worth, even if there were a deep and long-lasting recession, so we didn’t panic and sell.  In fact, we were able to add to many of our positions, which has paid off enormously in the huge rally since early March.

We could not have done this without you, so we want to express our gratitude for sticking with us during a very grim period.  Investor redemptions forced many other investment funds to sell at precisely the wrong moment, but thanks to your faith in us, we were able to play a strong hand all the way down to the very bottom, which directly led to the profits that followed.

Economic Outlook and Portfolio Positioning
We are bottom-up stock pickers, but an important lesson we’ve learned from this downturn is the importance of factoring in our macro views when determining the fund’s overall positioning.

We don’t know for sure what the future holds for the U.S. housing market, economy and stock market, but our best guess is that housing prices will continue to decline for another year – the recent signs of stabilization are likely due to seasonal and other temporary factors – and, overall, the U.S. economy will face a significant headwind for a number of years as losses stemming from the greatest asset bubble in history continue to be realized.  American consumers, which account for 70% of GDP, are under enormous pressure due to severe job losses and hours being cut back, the collapse in housing prices, and the need to delever after decades of excessive consumption and declining savings. Given that, in our company-by-company investment analyses, we’re not assuming anything better than feeble overall economic growth in the U.S. for many years.  Specifically, whereas normal economic growth might be 2-3% annually, our base case scenario is approximately 1% for the next 3-5 years.  Such low growth is not a catastrophe – it was only a few short months ago that we stood on the precipice of Armageddon, the chance of which has receded materially, thank goodness – but it will likely keep a lid on corporate profits and the stock market.

Our view today of where we are in the cycle is at odds with the market consensus, which is pricing in a robust economic recovery.  In light of this, since March we have steadily gone from playing offense to playing defense, which means we’ve been trimming our long positions and raising cash, which was 11.4% of our portfolio as of October 31st.

In addition to reducing our long exposure, we have become more defensive in terms of the nature of the stocks we own.  We have trimmed more aggressive positions like Huntsman, Resource America, Crosstex and Borders Group as they’ve rallied, and added a number of blue-chip, cash-rich stalwarts to complement our Berkshire Hathaway position, including Microsoft, American Express, Pfizer and Yahoo.

Finally, while we don’t short in the Focus Fund, we’ve added a few small put positions, totaling 2.7% of the fund as of October 31st, which provide some measure of downside protection.

Overview of the Housing Market
Over the past few years, the U.S. housing market – the world’s largest debt market – has tended to move in tandem with the economy and the stock market.  We think this is likely to continue, so we continue to spend a great deal of time analyzing it.

Massive government intervention stabilized the market, which had been in freefall, earlier this year, persuading many that the bottom has been reached.  Count us as skeptics.  We estimate that there are more than seven million homes in the foreclosure pipeline, equal to 16 months of inventory, which is in addition to the 7.0 months of inventory of homes listed for sale in October.  In other words, the true housing inventory is more than three times the reported level – and the problem continues to worsen, as approximately 300,000 new defaults are occurring each month, far more than the number of foreclosed homes that are sold off.  It is hard to imagine that the housing market stabilizes, much less begins to improve, with such a large and growing inventory overhang.

In addition to misunderstanding the true nature of the housing inventory problem, the increasingly bullish investors in the housing sector are also being faked out by seasonality.  When existing home sales are reported and charted, it typically looks like this:

Source: National Association of Realtors.

[The chart shows existing homes sales from 1999 to 2009.  Sales progress upward from approximately 5 million units in 1999 to 7 million units in 2006.  Sales then fall to 4.5 million units at the beginning of 2009, after which sales spike upward to 6 million units.]

However, lost in the fine print is that these numbers are seasonally adjusted.  In reality, the number of homes sold varies widely during the year – so much so that within the typical year, the peak month of home sales is nearly double the trough month, as this chart shows:

[The chart shows existing homes sales from 2000 to 2009 without seasonal adjustments, revealing a pattern of peaks and troughs from year to year.]

Given such seasonal swings in demand, it’s not surprising that pricing is quite seasonal as well, with prices strongest when sales are robust from April – July each year, as this chart shows:

[The chart illustrates the seasonal fluctuation of home prices by showing that the seasonality coefficient is negative, and thus home prices are below the mean price, for the months of January, February, September, October, November, and December and the coefficient is positive, and thus home prices are above the mean price, for the months of March, April, May, June, and July.]

With this in mind, let’s look at home prices over the past decade.  This chart shows how home prices changed each month relative to the previous month (sequentially, not year over year):

Source: S&P Case-Shiller 20-city index.
[The chart shows the month-to-month change in home prices from February 2000 to September 2009 with the months of April, May, and June highlighted by red circles.  Home prices increase each month from February 2006 to May 2009.  Prices then decline from May 2009 to September 2009 before beginning to increase again.  The percentage increase in home prices during the months of April, May, and June tends to be higher than in the periods preceding or following those months.]

We can see that home prices rose every month but one from the beginning of the decade until they peaked in July 2006, and then fell every month until May through September of this year.  Housing bulls are convinced that this five-month streak indicates that housing prices have bottomed, but to us it’s merely the usual seasonal bounce that occurs every year, as highlighted by the red circles.  Consider the bounce a year ago, when housing prices appeared to be very close to bottoming, which drove a huge surge in housing and financial stocks from mid-July through the end of August.  We all know what happened afterward: the seasonal surge in home sales and prices passed – and housing and financial stocks collapsed.

We aren’t predicting another collapse of this magnitude, as we’re certainly closer to a bottom today than we were a year ago, both because prices have fallen and also because the government is injecting far more capital into the housing market in the form of the $8,000 first-time and new-home buyer tax credit, the Fed purchasing nearly all mortgage securities, and uneconomic (read: taxpayer subsidized) behavior by Fannie, Freddie and especially the FHA.  But in light of the enormous inventory overhang and the upcoming seasonally weak period for home sales and prices, home prices are almost certain to fall further.

Market Valuation
If stocks were as cheap as they were in March, we wouldn’t let our macro concerns deter us from buying aggressively, but they’re not, as the markets have rallied 65% from their lows (as of early December) – nearly five years of average stock market returns in only eight months!  To see how expensive stocks in general have become, consider this chart, which tracks the P/E multiple of the S&P 500 based on inflation-adjusted 10-year trailing earnings (we’re very skeptical of valuation methodologies that use estimates of future earnings, which are usually far too optimistic).  One can see that the S&P 500, at 18.8x, is trading above its 130-year average of 16.3x.  We don’t think stocks are extremely expensive, but they’re far from cheap.

Source: Stock Market Data Used in "Irrational Exuberance" Princeton University Press, 2000, 2005, updated, Robert J. Shiller.

[The chart shows rises and falls in the price-earnings ratio of the S&P 500 and the long-term interest rate from 1880 until 2009.  The chart notes several peaks in the price-earnings ratio during 1901, 1929, 1956, and 2000, as well as a low point in 1921.  The chart notes a peak in the long-term interest rate in 1981.  The chart also highlights that the average price-earnings ratio of the S&P 500 during the period shown is 16.3x and the average long-term interest rate during the period shown is 4.7%.]

Portfolio Positioning
Please don’t let our discussion of macro factors lead you to the mistaken conclusion that we’ve abandoned our bottoms-up stock picking.  In fact, this remains the core of what we do.  But the biggest lesson for us over the past two years is that our estimates of intrinsic value, which are generally rooted in estimates of future cash flows, aren’t worth much if the economy and/or financial system fall apart.  Thus, we build our portfolio from the bottom up, based on company- and industry-specific analysis, but when determining overall portfolio positioning we do factor in our macro outlook.

Largest Holdings
As of October 31st, our 10 largest holdings, accounting for 55.1% of the Fund’s assets, were:

Position	% of Fund	Fiscal Year Performance*
1) Stock and warrants of Iridium (IRDM)	12.3%	1.4%/+1,034%**
2) Stock of Berkshire Hathaway (BRK.B)	8.1	-14.5
3) Stock of Microsoft (MSFT)	5.6	24.2
4) Stock of dELiA*s (DLIA)	5.0	-12.4
5) Stock of Resource America (REXI)	4.8	-32.9
6) Stock of Yahoo! (YHOO)	4.8	24.0
7) Stock of American Express (AXP)	3.8	26.7
8) Stock of Pfizer (PFE)	3.7	-3.8
9) Stock of Sears Canada (SCC.TO)	3.5	31.8
10) Stock of Fairfax (FFH)	3.5	26.2
Total:	55.1%

* 10/31/08 through 10/30/09.  Note that certain positions were acquired during the fiscal year, such that the fiscal year performance does not reflect the actual gains or losses experienced by the Fund.
** Iridium stock rose from $8.78 at the end of October 2008 to $8.90 at the end of October 2009, while the Greenhill SPAC warrants, which became Iridium warrants when the two entities merged, rose from $0.29 to $3.29 over the same period.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

We’d like to share some thoughts on each of these 10 positions:

Iridium
Iridium operates a constellation of low-earth orbiting satellites that provide worldwide real-time data and voice capabilities over 100% of the earth.  The company delivers secure mission-critical communications services to and from areas where landlines and terrestrial-based wireless services are either unavailable or unreliable.  It is one of two major players in the Global Satellite Communications industry.

The company has a tumultuous history.  Originally a division of Motorola, Iridium spent $5 billion launching satellites in the late 1990s, but filed for bankruptcy in 1999 with only 50,000 customers due to too much debt and clunky phones that didn’t work inside buildings.  Since then, however, Iridium has thrived.  It is growing very rapidly and is taking market share from its competitors.

The company went public in late September by merging with a Special Purpose Acquisition Company (SPAC) and has been weak since then, despite recently reposting a strong quarter.  We believe this is due in part to the SPAC structure, which has created poor trading conditions, as well as investors’ concerns about the risks associated with funding the new generation of satellites, Iridium Next.  Based on conversations with management and the primary sponsor, Greenhill, we believe that the company will be able to access the capital necessary for Iridium Next via existing cash on the balance sheet, operating cash flow, shared payload fees, vendor financing, and external debt and/or equity.

We continue to believe that this is an excellent company and that the stock is extremely undervalued.  Comparable businesses are trading at 10x EV/EBITDA, while Iridium, which is growing significantly faster than and taking share from its competitors, trades at under 5x EBITDA.  Finally, we are encouraged by the recent large insider purchases by both the CEO and Chairman of the company.

Berkshire Hathaway
Under Warren Buffett’s direction, Berkshire's performance has been nothing short of remarkable over the past two years.  His disciplined capital retention looked overly conservative for many years, but when the crisis hit there were few buyers and waves of panicked sellers, so he was able to deploy tens of billions of dollars in some terrific businesses, on highly favorable terms.  He paid a full price for his most recent (and largest ever) investment, Burlington Northern Santa Fe, but it made sense for Berkshire – and only for Berkshire – because of the company’s low cost of capital, in the form of float from Berkshire’s vast insurance operations ($62 billion worth as of the end of Q3). Berkshire reported strong operating earnings and an unprecedented 10.1% increase in book value during the third quarter, which reinforce our belief that Berkshire’s stock, at around $100,000 per A share, is at least 25% undervalued.

Microsoft
Like Berkshire, we believe that Microsoft is safe, cheap and rapidly growing.  It’s drowning in cash and reported very strong earnings last quarter, even without the benefit of Windows 7, the biggest product launch in the company’s history, which should also trigger a big upgrade cycle of MS Office users.  Nearly 90% of Microsoft’s operating profits (excluding corporate-level activity) in FY 2009 were from Windows and Office, so Microsoft’s profits are almost certain to grow far more than analysts are currently projecting: a mere 7.6% EPS growth in FY 2010 (ending June) and 13.7% in FY 2011.  Even if you believe the $1.83 consensus estimate for FY 2010, the stock is only trading at a modest 16x P/E, so investors can win here both by rising earnings and an expanding multiple.

dELiA*s
dELiA*s recently reported a mildly disappointing third quarter and gave conservative guidance for the critical fourth quarter, which triggered a sell-off of the stock.  Since the company doesn’t communicate with Wall Street as frequently as most retailers and doesn’t report monthly comps, the stock is often volatile around its earnings releases.

Netting out the projected year-end cash balance of $1.50 per share, the core retail business is today essentially being valued at almost nothing.  We believe that dELiA*s business is worth at least $3 per share (plus an additional $1.50/share in cash), and would expect this value to be recognized over the next year as the company turns the corner to profitability.  In the meantime, we are comfortable that the cash balance makes a further stock price decline unlikely.  In addition, based on recent transactions, we have little doubt that the company could be easily sold for as much as double its current share price of $1.87, but we actually hope the company remains independent because we believe there’s far more upside if management executes on its growth plan.

While dELiA*s has not yet been a profitable investment, it represents today exactly what we like in a stock: a low probability of permanent loss of capital and a good chance of making multiples of our money.

Resource America
Resource America (REXI) is an asset management company that operates in three segments: Financial Fund Management, Real Estate Management and Equipment Finance.  The latter is comprised of the company’s small lease finance business, LEAF Financial Corporation, which originates small-ticket equipment leases and manages those leases for investment partnerships formed by the company.

Resource America suffered as the credit environment deteriorated and has yet to fully recover. We continue to own it because we believe that the value of REXI’s various businesses and assets is well above the current market price.  We wrote an entire chapter in our book, More Mortgage Meltdown: Six Ways to Profit in These Bad Times, about REXI, at the end of which we estimated the stock’s value.  Since our view hasn’t changed materially since then, we’ll share it here:

“In Table 9.9 we add up each of the pieces using both our low and high estimates, then subtract the debt to come up with REXI’s estimated intrinsic value of the equity.  Then we divide by the number of shares to arrive at our per share estimate of intrinsic value of $8.66 and $22.04 using our low and high estimates, respectively.  In other words, using our most conservative estimates, the stock is worth nearly triple its current price and, in an upside scenario, could be worth 7x more – and even at that price it would be lower than where it was less than two years ago.”

Table 9.9: Estimates of Resource America’s Intrinsic Value

(millions except per share)	Low	Comment	High	Comment
Financial Fund Mgmt.	$40	fee runoff	$60	6x '09 pretax
Real Estate	$30	4x ’09 pretax	$60	10x ’09 pretax
Commercial Finance	$106	4x ’09 pretax	$212	10x ’09 pretax
Assets	$39		$132
Subtotal	$215		$464
Debt	-$54		-$54
Estimated intrinsic value of the equity	$161		$410
Diluted shares outstanding	18.6		18.6
Estimated intrinsic value per share	$8.66		$22.04
Current share price (3/10/09)	$3.19		$3.19
Multiple of today's share price	2.7		6.9

Source: T2 Partners estimates.

With the stock today up only modestly to around $4, we still like it.

If you’d like to read the entire chapter and don’t have a copy of our book, please call or email our Office Manager, Kelli Alires, at (212) 386-7160 or KAlires@tilsonfunds.com, identify yourself as a fund shareholder, and she’ll happily send you a signed copy.  (There are also chapters on other positions held by our fund: Berkshire Hathaway, American Express, Wells Fargo and a tranche of a subprime mortgage pool.)

Yahoo!
Facing strong competition from Google and having botched its proposed acquisition by Microsoft, Yahoo is certainly out of favor, but we believe more-focused management, a fortress-like balance sheet and the prospect of positive surprises on the advertising front make for a brighter-than-expected future.  By 2011, we expect Yahoo to generate annual earnings before interest, taxes, depreciation and amortization of $2 billion. To that figure, we apply a multiple of ten because Yahoo has a business model that requires relatively little capital. Add another $16 billion for the value of Yahoo’s cash and its stakes in Yahoo Japan and China’s Alibaba Group, and we figure Yahoo’s intrinsic value is nearly double its current price.

American Express
The chapter on American Express in More Mortgage Meltdown, written in early March at the very depths of the market collapse, begins as follows:

“Over the past 159 years American Express has grown to be one of the most admired companies in the world and among the most recognized global brands, yet its stock price has plunged more than 80% from its peak less than two years ago, hitting a 14-year low below $10 on March 6, 2009, as shown in Figure 8.1.

Figure 8.1 American Express Stock Price, March 6, 2007 – March 6, 2009

[The chart shows the downward progression of the stock price for American Express from approximately $60 in March 2007 to approximately $10 in March 2009.]

Is American Express another storied financial company doomed to fail amidst the worst economic downturn since the Great Depression, or is it a fabulous investing opportunity: a great company with solvable problems that will someday return to its former glory?  In short, is it AIG at $10 in September 2008, on its way to oblivion, or McDonald’s near $10 in March 2003, on its way to $60?

We believe it’s the latter.  While Amex is not immune to the credit crisis – cardmember spending is slowing, losses are rising and securitization markets remain closed – we think it’s likely to survive the downturn without having to raise capital on onerous terms, and will thrive in the recovery.  The possibility of a large equity-destroying loss is remote, and management is focused on remaining both profitable and liquid (with some assistance from the Federal Reserve and Treasury).  When a more normal environment returns, Amex’s business should rebound significantly.  At $10, the stock is dramatically underpriced, as panicky investors only focus on the worst-case scenarios and ignore the enormous long-term franchise value.”

We’re pleased to report that our analysis was exactly right, as the stock has approximately quadrupled since then.  The company is recovering nicely from the perfect storm that hit it – a combination of external factors and the company’s own missteps – and analysts project that earnings in 2010 will rebound to $2.35/share, meaning the stock, at around $39, is trading at less than 17x earnings.  This is a modest valuation for such a high-quality business, so we continue to hold the stock, though we’ve trimmed the position substantially.

Pfizer
Pfizer, which recently completed its merger with Wyeth, is weighed down by various concerns including the expiration of the patent on its largest drug, Lipitor, and the impact of Obamacare.  Investors fear that health-care reform will hurt the entire industry, a key reason that the sector trades at just 12 times earnings, or 36% below the P/E of the S&P 500 (historically, such high-quality businesses have commanded higher P/Es than the index).  We think that the pessimism is overdone.

Historically, however, investors in pharmaceutical companies have over-reacted to possible government actions (it was a fabulous time to buy the sector during the days of Hillarycare) and the end of patent protection on best-selling drugs, underweighting the value of the drug pipeline.  Thus, we think the well-known negative scenarios are already priced into the stock, creating a situation ripe for positive surprises.

With the stock around $18, it trades at approximately 8x expected 2010 earnings of $2.26 per share.  That’s far too low for a company of its caliber.  While waiting for the market to recognize the value we see, investors should earn a dividend yield of approximately 3.5%.

Sears Canada
Sears Canada is a Canadian discount retailer that operates mall-based and off-mall-format stores offering appliances, home furnishings, hardware, apparel and other goods.  The company also provides a range of home services including installation, maintenance and repair of its products.  In contrast to the well-publicized issues at its parent company, Sears Canada’s operating performance has been quite strong.  EBITDA margins in the company’s most recent fiscal year hit 9.0%, up from 6.6% four years ago.  As a result, earnings per share more than doubled over the same period, hitting $2.68 ($CAD) per share last year.

Despite its strong performance, Sears Canada trades at 4.0x trailing EBITDA, around half the valuation of comparable retailers.

Fairfax Financial
Fairfax is a Canadian financial services company which, through its subsidiaries, is engaged in property and casualty insurance and insurance and investment management.  It is a controversial company that has been engaged in a nasty tug-of-war with short-sellers.  We rarely get involved in such messy situations, but did in this case because we believe we’re getting a diverse collection of high-quality insurance businesses at a discount to intrinsic value.

Over the past two years, the company has been firing on all cylinders.  In the first three quarters of 2009, the company earned $43 per diluted share and book value rose 33.6% to $372/share, making the stock – currently around $350 – a bargain based on both price-to-earnings and price-to-book valuation metrics (we think Fairfax is worth 1.3-1.5x book value).

Conclusion
While we are concerned about the macro environment and are taking steps to try to protect our portfolio from a market downturn, we are also energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities.  We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

Tilson Dividend Fund
[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

The Tilson Dividend Fund produced a gain of 37.33% during the fiscal year ending October 31, 2009.  Our benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a loss of 8.35% over the same period, while the broad market S&P500 Total Return Index gained 9.80%. For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund produced an annualized return of 6.59% versus the benchmark’s loss of 4.03% annualized over the same period and a loss of 1.05% annualized for the S&P500 Index.

We are pleased with the Fund’s performance during what has been a challenging twelve months. After plunging to extraordinary lows in early March, the equity markets have staged a remarkable recovery into the fall. If ever there was a stress test for any investment strategy or framework, the uncertainty and volatility of the past twelve months has certainly provided it. We are pleased that our strategy of disciplined, fundamental value-investing with an emphasis on achieving income through dividends and covered calls allowed the Fund to lose significantly less than the broad market indices during the market’s decline while still capturing an above-average return as the market has rebounded.

Strategy Modifications
During this past fiscal year, we made a subtle change to the income-oriented strategy that we use to manage the Fund’s investments. Prior to this year, one of the basic tenets of our strategy to was to ensure that each and every investment position in the Fund would also represent a source of income through either dividends or covered calls. During the most recent year, however, we determined to modify our strategy somewhat by relaxing the requirement that every investment position produce income in favor of a more flexible approach that emphasizes managing for optimal total return while still achieving meaningful income at the aggregate portfolio level. When one considers the combined effect of dividends and the time value of the covered call options we sell against a portion of the Fund’s holdings, we continue to believe that the Fund is likely to generate a level of total income that compares very favorably to other income-oriented equity funds. However, the change in strategy acknowledges that while the income serves as an important enhancement to the Fund’s returns, it is likely to be the performance of the underlying equity holdings that will be the dominant contributor to our results over time. We want to ensure that our strategy encourages us to exploit the income opportunities to the fullest but does not inadvertently result in a failure to maximize other opportunities that offer the potential for significant capital appreciation as well.

Preparing for Whatever Comes Next
While the future is always full of uncertainty, we can’t recall a time when the shadow of impending risk has loomed as large over the investing landscape as it has over the past year or two. Whether it is fears of inflation or deflation, concerns about the effects of political and regulatory interventions or worry about rising unemployment, the macro-economic picture appears to offer plenty of potential problems for investors to ponder. Rather than making efforts to predict and protect against any specific risk, however, we find the most practical approach is to assume that we cannot possibly recognize and be prepared for each of the infinite possible risks that are out there. Rather, in the spirit of the Boy Scott motto, we need to be prepared – for inflation, for deflation, for political uncertainty, and for whatever else this crazy post-credit-bubble world might throw at us next. It appears to us that the best approach is to build a portfolio that is designed from the outset for durability in rough weather, but that won’t terribly penalize performance if the macro picture turns out to be better than expected.

Whatever ends up happening, we believe that the best strategy for risk-sensitive investors should be to emphasize defense before offense. Below we present a set of strategies and principles that embody a “defense first” mentality. These strategies also feature heavily in our current playbook for building a portfolio that can both protect capital and help us achieve reliable returns in uncertain times.

1.	Favor cash-rich balance sheets

Emphasizing ownership in portfolio companies with cash-rich balance sheets has both defensive and offensive benefits. If you own equity in a cash-rich company, you’re at the top of the food chain; there are no debt holders to pay before you the shareholder get your cut of the profits. From a defensive perspective, cash-rich companies are in a better position to survive even if debt or equity financing becomes hard to obtain – critical in the uncertain credit environment still prevailing today.  From an offensive perspective, a cash hoard can also be used to buy assets on the cheap from distressed competitors. The appeal of cash-rich balance sheets is one reason large-cap technology stocks have played such a large role in our portfolio over the past year. In the past year the Fund’s holdings have included Apple, Microsoft, Cisco, EMC, eBay, and Yahoo.

2.	Emphasize free cash flow and dividends

Free cash flow is the cash produced by a business after it has invested the capital needed for the maintenance and growth of its operations. Because free cash flow is what is left over for the owners of the business, it is sometimes also referred to as “owner earnings.”  This is an especially important concept to our income-oriented world view because it is the availability of ample and growing free cash flow that allows companies to pay (and increase) dividends over time. We therefore consider a heavy emphasis on free cash flow as an elementary investing strategy for all seasons, but it’s especially germane now as a strong source of defense against many risk factors. During periods of fear, investors generally feel a strong thirst for safety and income, which is why equity capital will tend to flow toward opportunities that provide abundant income in the form of free cash flow and dividends.  Fund holdings which as of this writing meet this description include Annaly Capital, Ag Growth International (which trades in Canada), Barnes & Noble, Foot Locker, MVC Capital (a small business development company), and defense contractor Northrop Grumman. All of these businesses generate considerable excess cash and emphasize paying that cash out to shareholders in the form of dividends.

3.	Invest in strong end markets

Value investors can occasionally be misled by stocks that seem cheap on a statistical basis, but that turn out to be “value traps” because the apparently low stock prices merely reflect the reality that business fundamentals are weakening. One of the most common deficiencies of such companies (with newspapers being a recent prime example) is they lack strong end-market demand for their products. We believe that one of the best forms of defense in a soft economy is to invest primarily in businesses that have very reliable demand for their products. The best of these businesses will sell goods and services that are literally indispensable. Here are several examples from the current portfolio: LabCorp’s services are indispensable to healthcare diagnosis; Northrop Grumman’s business is indispensable to the maintenance of our national defense; ExxonMobil fulfills one of the global economy’s most fundamental needs – that for energy; Cisco’s networking gear is a must-buy product in the face of rising internet traffic; and EMC’s data storage solutions are a must-buy for corporations who either by law or by necessity must retain an ever-growing mountain of digital records.

4.	Turn asset plays into yield plays by selling options

This is a strategy that can work well in all seasons, and one that we have consistently used in following the Fund’s income-oriented approach. The idea here is to identify stocks priced below their asset value, ideally with a price-to-book ratio below 1.0, where the asset value provides you a margin of safety.  Then we utilize covered calls in order to generate income, typically using option contracts that expire between four to six months into the future. The implied annual yields on these option strategies can be very attractive. It is important to stick to good businesses when using this strategy – we prefer those with low or no debt and where the business is reliably profitable. Our position in Foot Locker is an example in the current portfolio. Foot Locker is a reasonably good business, the stock trades around book value and features a dividend yield in excess of 5%. By combining this position with the sale of options using a slightly higher reference price, we are able to generate very attractive income in addition to the dividend.

5.	Be disciplined and buy cheap

With the stock market’s impressive early year U-turn and subsequent rally, it is tempting to chase prices on the way up in order to avoid missing out on the rebound. We are resisting this temptation by staying disciplined and only buying stocks after vetting them thorough a research and risk assessment process to ensure that new purchases continue to meet our criteria for valuation and safety. Despite the impressive stock market recovery, it is bound to be true that some stocks have performed much better than others, and we have focused considerable effort in identifying good stocks that we believe have been unjustly left behind in the recent rally. We have been able to sell some of our holdings at prices approaching what we consider to be full value and recycle that capital into other holdings that we felt were still significantly undervalued and therefore offered a better and lower-risk value proposition.

6.	Be willing to leave the party early

Core to our investment philosophy is the idea of “emphasizing the low-risk profit.”  For example, let’s say we find a stock at $65 that we think is worth $100.  We might make that stock a very big position at $65, but then sell one-third or even one-half of the position at $85-90.  Why sell it below fair value, you ask?  The answer is margin of safety.  We have greater margin of safety at $65 than at $85, and thus at $85 the position may not deserve to be nearly so large. It’s not an exact science, but over time we strive to be constantly rotating our portfolio into lower risk, higher opportunity ideas. We regularly go through our portfolio and ask ourselves the question, “How would we size this position if it were a new idea today?”  This is no theoretical matter – the reality is that each market day begins as if our positions were newly purchased.  It’s all about the risk/reward trade-off relative to the current price, not the price we paid.

Given the many potential risks we see on the horizon, we think it is vital now more than ever to take advantage of those times when Mr. Market has a sunny disposition and offers us the chance to sell our holdings at prices approaching fair value. We don’t think that this is a time to hold out for every last dollar of potential profit. We have been willing to trim many positions this past year as they’ve approached fair value. The act of harvesting the more fully-valued positions is a crucially important but under-appreciated risk management tool for investors. We don’t believe the market has had its last bout with fear, and in order to have capital to buy into those future moments of fear when bargains abound, we need to have already reduced some holdings when the market mood is bright and prices are full.

Portfolio Update
As of October 31, 2009, the Tilson Dividend Fund was approximately 89% invested in equities, spread across 24 holdings, offset by notional covered call liabilities equal to approximately 1.1% of the Fund’s assets.  Cash and money market funds represented approximately 5.5% of the Fund’s assets. In addition, the Fund owned put options as a hedge against a decline in the value of the Russell 2000 index, and which at October 31 comprised approximately 3.4% of the fund’s assets.

At October 31, 2009, our top 10 positions were as follows:

Position	% of Fund
1) Laboratory Corp of America (LH)	7.9%
2) Barnes & Noble (BKS)	6.3%
3) Alleghany Corp (Y)	5.8%
4) Exxon Mobil (XOM)	5.5%
5) SPDR Gold Trust (GLD)	5.2%
6) Northrop Grumman Corp (NOC)	5.0%
7) Annaly Capital (NLY)	4.4%
8) Cisco Systems (CSCO)	4.4%
9) EMC Corp (EMC)	4.2%
10) Seabridge Gold (SA)	4.2%
TOTAL	52.9%

We’d like to share with you some thoughts on two of our current holdings. The first is Laboratory Corporation of America, or LabCorp. We have been long-time admirers of this business, and as of this writing the stock is the Fund’s largest holding. LabCorp operates a nationwide network of more than 1,600 patient-service centers, offering a broad range of diagnostic medical tests ranging from basic blood counts and cholesterol tests to highly complex tests that assist in diagnosing genetic conditions, cancers, and other rare diseases. LabCorp is the #2 player in the U.S. clinical lab business behind Quest Diagnostics. These two companies represent something of a duopoly in the non-hospital U.S. clinical lab business – not unlike Coke and Pepsi in the beverage business.

LabCorp processes an incredible 440,000 lab tests per day.  The price on LabCorp’s average test is just $40, and that ranges from under $20 for the basic tests on up to $75 or more for the complex genomic tests – but either way, we’re talking about a relatively low-price service. However, that average $40 diagnostic test will frequently determine whether much more expensive care is needed, be it surgery or an expensive prescription drug.  It’s estimated that 70% of all health care decisions are guided by lab test results, and yet lab testing comprises only 4% of all healthcare spending. We believe that laboratory services represent a low-cost, but crucially important value-added link in the healthcare system, and we see it as part of the solution towards more efficient healthcare.

LabCorp has grown impressively over the last ten years through a combination of acquisitions and organic growth. Sales have grown from $1.7 billion to $4.5 billion over the ten year period from 1999 to 2008. The company also generates substantial and reliable free cash flow.  In terms of capital allocation, LabCorp has in recent years devoted about one-third of its free cash flow to small acquisitions and the other two-thirds to share repurchases. The company has been an aggressive and consistent purchaser of its own shares, and the average diluted share count has fallen from 151 million in 2004 to 112 million in 2008, a reduction of 26% over that period. Based on our expectations that LabCorp will produce about $710 million in free cash flow for calendar 2009, we calculated that we were receiving a free cash flow yield of over 10% based on the Fund’s cost basis. We believe this is a very reasonable price to pay for a business of such high quality and durability. The stock went “on sale” due to investor concerns about political risks associated with the government’s healthcare agenda. While we don’t discount this risk, it would appear that barring some unexpected negative development on the political front, it would seem that LabCorp is well positioned to deliver excellent business performance regardless of the macroeconomic circumstances.

Another recent Fund holding is ExxonMobil, which as you may know is the world’s most valuable publicly traded company with a market capitalization of more than $350 billion. Exxon is a huge integrated energy company, but here are some facts you may not be familiar with.  Exxon holds an industry-leading resource base of 72 billion barrels of oil-equivalent.  That’s about 50 years worth of production at current rates. Exxon is also the world's largest refiner with 36 refineries, and is also one of the world's largest manufacturers of commodity and specialty chemicals.

But beyond the immense scope of its operations, Exxon stands out for three things: (1) an impeccable track record of operational efficiency; (2) the ability to generate extraordinary profitability whether oil is high or low; and, (3) shareholder-friendly capital allocation. First, regarding operational efficiency, Exxon generates the industry’s highest return on capital year in and year out. The company’s return on capital was 34% in 2008, and this figure has averaged 25% since 2000. Exxon is consistently stronger on this measure of capital efficiency when compared to the other super-integrated energy behemoths.

The next attribute that we find particularly appealing is that Exxon is strongly profitable in virtually all oil price environments. Exxon’s pre-tax cost of production is less than $12 per barrel, so even when oil is in the $30s, the company is still making tremendous profits. 2004 provides a good example of this, as in that year Exxon’s average sales price was under $35 per barrel of oil and less than $4.50 per MCF of natural gas. Even at those relatively low price levels, the company still generated net income of $25 billion and free cash flow of almost $30 billion. That means at today’s market cap of $350 billion, you’re looking at a price to free cash flow of less than 12x based on 2004 energy prices.

The third attribute where Exxon really shines is returning value to shareholders.  Consider the following: since 2000, Exxon has generated cumulative free cash flow of $245 billion, and more than 90% of that amount has been returned to shareholders in the form of dividends and share buybacks. Share buybacks since 2000 have totaled $157 billion, thereby reducing the share count by 30% over the past nine years.  As for dividends, the company is working on a 27-year streak of annual dividend increases, and total dividends since 2000 exceeds $67 billion. Also over the past decade, Exxon has gone from a net debt position of $17 billion at year-end 1999 to a position today of net cash equal to $6.5 billion as of June 30 of this year. As a result, today Exxon is one of only six companies in the world with the prized AAA-rated corporate credit rating.

As with LabCorp, we view Exxon as the type of business that will deliver excellent results in almost any macro environment.  Certainly an inflationary environment with higher oil prices will favor this thesis and in fact increase Exxon’s value. But as we have demonstrated, Exxon does just fine even at lower energy prices. If oil were to fall to $35 and stay there, then Exxon’s fair value would be much lower than it is today, but we still believe that we wouldn’t lose much from our recent purchase prices. Even if deflation sets in, there will still be steady global demand for life’s indispensable goods such as oil and gas. We are encouraged that even in the worst days of the market panic, Exxon stock never fell below $60, even while the rest of the energy stock universe was getting pummeled. When fear and panic strike the market, capital tends to flow to the most liquid and most resilient businesses. On both of those counts, Exxon Mobil certainly seems to qualify.

Final Thoughts
In closing, we wish to reiterate our belief that now is a time for conservatism in our portfolios. The global economy has a lot of debt, a lot of stimulus, and a lot of political cross-currents. This is a recipe for great uncertainty with the potential for many unexpected side effects. As such, in the Fund we’re focused on finding investments that meet our criteria for safety and value within the context of a portfolio that also offers a healthy combination of capital appreciation and yield.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.  The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

Sincerely yours,
Whitney Tilson and Glenn Tongue Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton and Matthew Richey Co-Portfolio Managers, Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing.  The prospectus contains this and other information about the Funds.  A copy of the prospectus is available by calling the Funds directly at (888) 484-5766.  The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates.  The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co.  It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Tilson Focus Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2009.

Performance Returns for the period ended October 31, 2009.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**
Tilson Focus Fund	26.23%	0.15%	3.16%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	0.69%	$10,069
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	(1.89)%	$9,811
	Tilson Focus Fund	Dow Jones Wilshire 5000 Composite Total Return Index (full-cap)
3/16/2005	$10,000	$10,000
10/31/2005	$9,790	$10,308
10/31/2006	$12,711	$12,020
10/31/2007	$13,366	$13,859
10/31/2008	$7,977	$8,810
10/31/2009	$10,069	$9,811

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.  All dividends and distributions are reinvested, if any.  The redemption fee does not apply to shares purchased by reinvesting dividends.  This graph depicts the performance of the Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).  It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
** The gross expense ratio shown is from the Fund’s prospectus dated March 2, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,308.60	$14.02
Hypothetical (5% return before expenses)	$1,000.00	$1,013.06	$12.23
Fund Expenses (Unaudited)
* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses, and if any, variable performance incentive fees paid to the Advisor) will be limited to 1.95% of the Fund’s average daily net assets.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 2.41% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2009).

Tilson Focus Fund

Schedule of Investments

As of October 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 77.12%

Consumer Discretionary - 13.09%
*	Ambassadors International, Inc.	7,100	$ 4,118
	Barnes & Noble, Inc.	138	2,292
*	Borders Group, Inc.	21,870	42,428
*	Daily Journal Corp.	347	18,426
*	dELiA*s, Inc.	269,340	571,001
*	Domino's Pizza, Inc.	624	4,580
*	Footstar, Inc.	57,514	40,260
*	Premier Exhibitions, Inc.	1,829	2,030
*	Proliance International, Inc.	716	-
*a	Sears Canada, Inc.	19,407	397,398
*	Sears Holdings Corp.	6	407
	Target Corp.	178	8,620
*	TravelCenters of America LLC	15,545	88,140
	Wendy's/Arby's Group, Inc.	74,839	295,614
	Whirlpool Corp.	200	14,318
			1,489,632
Consumer Staples - 3.20%
	Altria Group, Inc.	2,624	47,521
*	American Italian Pasta Co.	61	1,657
*	Dr Pepper Snapple Group, Inc.	571	15,565
*	Monterey Gourmet Foods, Inc.	1,196	3,205
	The Coca-Cola Co.	22	1,173
*	Winn-Dixie Stores, Inc.	26,587	294,850
			363,971
Energy - 4.45%
	Atlas Energy, Inc.	2,431	63,644
	Atlas Pipeline Partners LP	23	161
*	Contango Oil & Gas Co.	5,290	252,069
	Crosstex Energy, Inc.	10,954	61,561
	Crosstex Energy LP	21,987	128,404
			505,839
Financials - 27.54%
	American Express Co.	12,327	429,473
*	Beneficial Mutual Bancorp, Inc.	2,291	21,192
*	Berkshire Hathaway, Inc.	279	915,957
	Citigroup, Inc.	59	241
	Discover Financial Services	337	4,765
a	Fairfax Financial Holdings Ltd.	1,113	394,002
*	General Growth Properties, Inc. REIT	90,719	370,133
*	Liberty Acquisition Holdings Corp.	757	7,161

			(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Financials - (Continued)
*	Ocwen Financial Corp.	15,655	$ 171,109
*	Origen Financial, Inc. REIT	2,291	3,230
	Resource America, Inc.	141,793	547,321
	The First of Long Island Corp.	1,916	46,310
*	Trian Acquisition I Corp.	4	39
*	Two Harbors Investment Corp. REIT	2,866	27,772
*	Ultimate Escapes, Inc.	461	3,619
	US Bancorp	23	534
	Wells Fargo & Co.	21	578
	Wesco Financial Corp.	578	189,584
	Winthrop Realty Trust REIT	109	977
			3,133,997
Health Care - 3.81%
	Johnson & Johnson	115	6,791
	Pfizer, Inc.	25,088	427,248
			434,039
Industrials - 1.79%
	General Electric Co.	14,279	203,619
			203,619
Information Technology - 13.99%
	Broadridge Financial Solutions, Inc.	2,265	47,135
*	CommScope, Inc.	253	6,836
*	eBay, Inc.	603	13,429
*	EchoStar Corp.	12,052	218,864
	Microsoft Corp.	22,861	633,936
*	PNI Digital Media, Inc.	65,897	102,799
*	Spark Networks, Inc.	11	30
*	Sun Microsystems, Inc.	2,821	23,076
*	Tucows, Inc.	2,779	1,528
*	Yahoo!, Inc.	34,194	543,685
			1,591,318
Materials - 2.87%
	Huntsman Corp.	40,709	323,636
	The Dow Chemical Co.	143	3,358
			326,994
Telecommunications - 6.38%
*	Iridium Communications, Inc.	81,550	725,794
			725,794

	Total Common Stocks (Cost $9,662,390)		8,775,203

			(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2009
			Shares		Value (Note 1)

WARRANTS - 7.13%

*	GLG Partners, Inc.		8,317		$ 1,248
*	Iridium Communications, Inc.		209,518		676,743
*	Liberty Acquisition Holdings Corp.		111,318		60,112
*	Pearl Group Ltd.		14,053		18,613
*	Trian Acquisition I Corp.		96,524		41,505
*	Two Harbors Investment Corp.		5,077		3,452
*	Ultimate Escapes, Inc.		31,120		9,958

	Total Warrants (Cost $352,986)				811,631

INVESTMENT COMPANIES (Closed-End Funds) - 0.01%

	BlackRock Enhanced Capital and Income Fund, Inc.		103		1,417
*	Boulder Growth & Income Fund, Inc.		31		167

	Total Investment Companies (Closed-End Funds) (Cost $1,184)				1,584

INVESTMENT COMPANY (Open-End Fund) - 11.35%

§	HighMark 100% US Treasury Money Market Fund, 0.02%		1,291,882		1,291,882

	Total Investment Company (Open-End Fund) (Cost $1,291,882)				1,291,882

		Number of Contracts	Exercise	Maturity
		Contracts	Price	Date
CALL OPTIONS PURCHASED - 0.86%

*	Kraft Foods, Inc.	191	$ 22.50	1/16/2010	97,410

Total Call Options Purchased (Cost $76,591)					97,410

PUT OPTIONS PURCHASED - 2.70%

*	Capital One Financial Corp.	46	39.00	11/21/2009	11,868
*	Capital One Financial Corp.	109	38.00	11/21/2009	27,795
*	Capital One Financial Corp.	37	45.00	11/21/2009	31,635
*	Financial Select Sector SPDR Fund	121	17.00	11/21/2009	35,695
*	iShares US Home Construction Index	94	17.50	11/21/2009	59,690
*	The Dow Chemical Co.	93	30.00	11/21/2009	50,220
*	Simon Property Group, Inc.	42	80.00	11/21/2009	57,330
*	The Dow Chemical Co.	92	27.00	11/21/2009	33,120

Total Put Options Purchased (Cost $286,371)					307,353

					(Continued)

Tilson Focus Fund

Schedule of Investments

As of October 31, 2009
		Principal	Interest Rate	Maturity Date	Value (Note 1)

PRIVATE MORTGAGE BACKED SECURITY - 3.41%

	Long Beach Mortgage Loan Trust	$ 980,534	5.42%	9/25/2036	$ 387,311

	Total Private Mortgage Backed Security (Cost $354,290)				387,311

Total Value of Investments (Cost $12,025,694) - 102.58%					$ 11,672,374

Liabilities in Excess of Other Assets - (2.58)%					(294,056)

	Net Assets - 100%				$ 11,378,318

*	Non-income producing investment.		LLC - Limited Liability Company
§	Represents 7 day effective yield.		LP - Limited Partnership
a	Canadian security (note 1).		REIT - Real Estate Investment Company

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	13.09%	$ 1,489,632
	Consumer Staples	3.20%	363,971
	Energy	4.45%	505,839
	Financials	32.13%	3,656,196
	Health Care	3.81%	434,039
	Industrials	1.79%	203,619
	Information Technology	13.99%	1,591,318
	Materials	2.87%	326,994
	Telecommunications	12.33%	1,402,537
	Other	14.92%	1,698,229
	Total	102.58%	$11,672,374

See Notes to Financial Statements

Tilson Dividend Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2009.

Performance Returns for the period ended October 31, 2009.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio**
Tilson Dividend Fund	37.33%	6.59%	3.94%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Dividend Fund	34.41%	$13,441
S&P 500 Total Return Index	(4.76)%	$9,524
Dow Jones U.S. Select Dividend Total Return Index	(17.34)%	$8,266
	Tilson Dividend Fund	S&P 500 Total Return Index
3/16/2005	$10,000	$10,000
10/31/2005	$10,320	$10,184
10/31/2006	$12,610	$11,848
10/31/2007	$13,671	$13,573
10/31/2008	$9,787	$8,674
10/31/2009	$13441	$9,524

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.  All dividends and distributions are reinvested, if any.  This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index.  It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

*  The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
** The gross expense ratio shown is from the Fund’s prospectus dated March 2, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,231.50	$10.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Fund Expenses (Unaudited)
* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, and extraordinary expenses). As a result, the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 1.95% of the Fund’s average daily net assets.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184 days), then divided by 365 (to reflect the number of days in the six month period ended October 31, 2009).

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 84.14%

Consumer Discretionary - 18.19%
	Barnes & Noble, Inc.	33,000	$ 548,130
*	Chipotle Mexican Grill, Inc., Cl. B †	3,800	303,658
	Foot Locker, Inc. †	16,600	173,968
	PetSmart, Inc.	12,200	287,066
*	PF Chang's China Bistro, Inc. †	8,900	259,791
			1,572,613
Consumer Staples - 1.45%
*	Heckmann Corp. †	29,500	125,670
			125,670
Energy - 8.93%
	Chesapeake Energy Corp. †	12,200	298,900
	Exxon Mobil Corp.	6,600	473,022
			771,922
Financials - 23.59%
*	Alleghany Corp.	2,016	504,000
	AllianceBernstein Holding LP	13,200	356,136
	Annaly Capital Management, Inc. REIT	22,500	380,475
	Capital Southwest Corp.	3,400	252,484
*	Diamond Hill Investment Group, Inc.	500	26,230
	Fidelity National Financial, Inc.	12,600	170,982
	MVC Capital, Inc.	38,000	348,840
			2,039,147
Health Care - 7.89%
*	Laboratory Corp of America Holdings	9,900	682,011
			682,011
Industrials - 7.37%
a	AG Growth International, Inc.	7,000	206,175
	Northrop Grumman Corp.	8,600	431,118
			637,293
Information Technology - 12.49%
*	Cisco Systems, Inc. †	16,600	379,310
*	eBay, Inc. †	7,700	171,479
*	EMC Corp. †	22,200	365,634
*	Yahoo!, Inc. †	10,300	163,770
			1,080,193
Materials - 4.23%
*a	Seabridge Gold, Inc.	18,200	365,456
			365,456

	Total Common Stocks (Cost $6,729,516)		7,274,305

			(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2009
			Shares		Value (Note 1)

EXCHANGE TRADED PRODUCT - 5.21%

* SPDR Gold Trust †			4,400		$ 451,000

Total Exchange Traded Product (Cost $411,845)					451,000

INVESTMENT COMPANY - 5.48%

§	HighMark 100% US Treasury Money Market Fund, 0.02%		473,595		473,595

Total Investment Company (Cost $473,595)					473,595

	Number of		Exercise	Maturity
	Contracts		Price	Date
PUT OPTION PURCHASED - 3.43%
* iShares Russell 2000 Index Fund	315		$ 65.00	01/16/2010	296,888

Total Put Options Purchased (Cost $271,264)					296,888

Total Value of Investments (Cost $7,886,220) - 98.26%					$ 8,495,788

Other Assets Less Liabilities - 1.74%					150,099

Net Assets - 100%					$ 8,645,887

* Non-income producing investment.		a	Canadian security (note 1).
§ Represents 7 day effective yield.		LP - Limited Partnership
†	Portion of security pledged as collateral for call options written.	REIT - Real Estate Investment Company

	Summary of Investments by Sector
	% of Net
Sector	Assets		Value
Consumer Discretionary	18.19%		$ 1,572,613
Consumer Staples	1.45%		125,670
Energy	8.93%		771,922
Financials	23.59%		2,039,147
Health Care	7.89%		682,011
Industrials	7.37%		637,293
Information Technology	12.49%		1,080,193
Materials	4.23%		365,456
Other	14.12%		1,221,483
Total	98.26%		$ 8,495,788

					(Continued)

Tilson Dividend Fund

Schedule of Investments

As of October 31, 2009
		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN (note 4)

*	Chesapeake Energy Corp.	70	$ 27.00	01/16/2010	$ 9,100
*	Chipotle Mexican Grill, Inc.	10	75.00	12/19/2009	7,200
*	Cisco Systems, Inc.	120	22.50	01/16/2010	19,800
*	eBay, Inc.	77	27.00	04/17/2010	5,737
*	EMC Corp.	75	15.00	01/16/2010	15,000
*	Foot Locker, Inc.	51	12.50	05/22/2010	3,570
*	Foot Locker, Inc.	115	12.50	02/20/2010	4,887
*	Heckmann Corp.	295	5.00	03/20/2010	10,325
*	PF Chang's China Bistro, Inc.	53	35.00	01/16/2010	2,915
*	SPDR Gold Trust	34	150.00	01/22/2011	11,560
*	Yahoo!, Inc.	92	17.50	01/16/2010	5,612

Total (Premiums Received $113,067)					$ 95,706

*	Non-income producing investment

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities

	Focus	Dividend
As of October 31, 2009	Fund	Fund

Assets:
Investments, at cost	$ 12,025,694	$ 7,886,220
Investments, at value (note 1)	$ 11,672,374	$ 8,495,788
Cash	80,987	-
Foreign Cash ($0 and $937)	-	937
Receivables:
Investments sold	84,784	323,012
Fund shares sold	824	5,190
Dividends and interest, at value (note 1)	7,518	2,172	(a)
Prepaid expenses
Fund accounting fees	2,250	2,250
Compliance fees	737	646
Other expenses	11,028	9,416
Due from affiliates:
Advisor (note 2)	-	1,422

Total Assets	11,860,502	8,840,833

Liabilities:
Call options written, at value (premiums received $0 and $113,067)	-	95,706
Payables:
Investments purchased	392,280	81,942
Fund shares repurchased	50,344	133
Accrued expenses	18,189	17,165
Due to affiliates:
Advisor (note 2)	21,371	-

Total Liabilities	482,184	194,946

Net Assets	$ 11,378,318	$ 8,645,887

Net Assets Consist of:
Capital (par value and paid in surplus)	$ 16,372,595	$ 8,827,459
Accumulated net investment loss	-	(2,262)
Accumulated net realized loss on investments	(4,640,957)	(806,234)
Net unrealized (depreciation) appreciation on investments	(353,320)	626,924

Total Net Assets	$ 11,378,318	$ 8,645,887
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,265,784	830,799
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (b)	$ 8.99	$ 10.41

(a) At Cost, $2,177
(b)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of the fund shares occurring within one year following the issuance of such shares.

See Notes to Financial Statements

Tilson Funds

Statements of Operations

	Focus	Dividend
For the fiscal year ended October 31, 2009	Fund	Fund

Investment Income:
Interest	$ 39,627	$ -
Dividends	147,394	174,559
Foreign Tax Withheld	(472)	(4,637)

Total Investment Income	186,549	169,922

Expenses:
Advisory fees (note 2)	133,645	100,494
Advisory performance fees (note 2)	11,367	-
Administration fees (note 2)	24,000	24,000
Transfer agent fees (note 2)	28,825	26,409
Registration and filing administration fees (note 2)	7,831	7,831
Fund accounting fees (note 2)	27,891	27,670
Compliance services fees (note 2)	7,750	7,750
Custody fees (note 2)	8,110	5,580
Legal fees	20,758	20,307
Audit and tax preparation fees	15,000	14,500
Registration and filing expenses	18,686	18,906
Printing expenses	1,707	1,432
Trustees' fees and meeting expenses	5,368	5,368
Securities pricing fees	5,732	4,145
Other operating expenses	11,217	9,206

Total Expenses	327,887	273,598

Expenses reimbursed by Advisor (note 2)	(143,195)	(143,139)

Net Expenses	184,692	130,459

Net Investment Income	1,857	39,463

Net Realized and Unrealized (Loss) Gain from Investments and Foreign Currency:
Net realized (loss) gain from:
Investments	(2,262,774)	401,795
Foreign currency transactions	(32)	8,456
Options written	-	(149,731)
Change in unrealized appreciation on:
Investments and foreign currency transactions	4,362,755	1,863,278
Options written	-	17,834

Net Realized and Unrealized Gain on Investments	2,099,949	2,141,632

Net Increase in Net Assets Resulting from Operations	$ 2,101,806	$ 2,181,095

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund
For the fiscal years ended October 31,	2009	2008
Operations:
Net investment income (loss)	$ 1,857	$ (57,905)
Net realized loss from investment transactions and
foreign currency transactions	(2,262,806)	(1,949,138)
Change in unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	4,362,755	(6,187,128)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,101,806	(8,194,171)
Distributions to Shareholders: (note 5)
Return of capital	(64,595)	-
Net realized gain from investment transactions	-	(1,677,027)
Decrease in Net Assets Resulting from Distributions	(64,595)	(1,677,027)
Capital Share Transactions: (note 6)
Shares sold	1,299,069	2,061,484
Redemption fees	2,632	31,702
Reinvested distributions	61,247	1,581,753
Shares repurchased	(2,031,697)	(7,889,133)
Decrease from Capital Share Transactions	(668,749)	(4,214,194)
Net Increase (Decrease) in Net Assets	1,368,462	(14,085,392)
Net Assets:
Beginning of year	10,009,856	24,095,248
End of year	$ 11,378,318	$ 10,009,856
Undistributed Net Investment Income	$ -	$ -

	Dividend Fund
For the fiscal years ended October 31,	2009	2008
Operations:
Net investment income (loss)	$ 39,463	$ (31,559)
Net realized gain (loss) from investment transactions and
foreign currency transactions	410,251	(1,366,286)
Net realized gain (loss) from options written	(149,731)	306,998
Change in unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	1,881,112	(1,269,390)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,181,095	(2,360,237)
Distributions to Shareholders: (note 5)
Net investment income	(56,115)	-
Net realized gain from investment transactions	-	(1,256,548)
Decrease in Net Assets Resulting from Distributions	(56,115)	(1,256,548)
Capital Share Transactions: (note 6)
Shares sold	2,047,049	619,699
Redemption fees	7,098	3,958
Reinvested distributions	54,020	1,236,292
Shares repurchased	(1,293,614)	(1,879,717)
Increase (Decrease) from Capital Share Transactions	814,553	(19,768)
Net Increase (Decrease) in Net Assets	2,939,533	(3,636,553)
Net Assets:
Beginning of year	5,706,354	9,342,907
End of year	$ 8,645,887	$ 5,706,354
Accumulated Net Investment Loss	$ (2,262)	$ -

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the	Focus Fund
fiscal years or period ended October 31,	2009		2008	2007	2006	2005 (a)

Net Asset Value, Beginning of Period	$ 7.19		$ 13.09	$ 12.61	$ 9.79	$ 10.00

Income (Loss) from Investment Operations:
Net investment income (loss)	-	(c)	(0.04)	(0.08)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	1.85		(4.95)	0.70	2.98	(0.15)

Total from Investment Operations	1.85		(4.99)	0.62	2.89	(0.21)

Less Distributions:
Return of capital	(0.05)		-	-	-	-
Distributions (from capital gains)	-		(0.93)	(0.16)	(0.08)	-

Total Distributions	(0.05)		(0.93)	(0.16)	(0.08)	-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	-	(c)	0.02	0.02	0.01	0.00	(c)

Total Paid in Capital	-		0.02	0.02	0.01	0.00

Net Asset Value, End of Period	$ 8.99		$ 7.19	$ 13.09	$ 12.61	$ 9.79

Total Return (d)(e)	26.23%		(40.23%)	5.07%	29.74%	(2.10)%

Net Assets, End of Period (in thousands)	$ 11,378		$10,010	$24,095	$11,290	$ 6,274

Average Net Assets for the Period (in thousands)	$ 8,910		$15,830	$20,018	$ 8,663	$ 4,558

Ratio of Gross Expenses to Average Net Assets (f)	3.68%		2.23%	2.53%	3.47%	6.22%	(b)
Ratio of Net Expenses to Average Net Assets (f)	2.07%		1.47%	1.98%	2.01%	1.95%	(b)
Ratio of Net Investment
Income (Loss) to Average Net Assets	0.02%		(0.37%)	(0.70%)	(0.97%)	(1.33%)	(b)

Portfolio Turnover Rate	168.34%		151.17%	172.24%	84.67%	79.96%

(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Annualized.
(c) Actual amount is less than $0.01 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e) Total return does not reflect sales charge.
(f)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Financial Highlights

For a share outstanding during the	Dividend Fund
fiscal years or period ended October 31,	2009	2008	2007	2006		2005 (a)

Net Asset Value, Beginning of Period	$ 7.64	$ 12.65	$ 12.61	$ 10.32		$ 10.00

Income from Investment Operations:
Net investment income (loss)	0.05	(0.04)	(0.01)	0.04		(0.01)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	2.78	(3.19)	1.00	2.25		0.33

Total from Investment Operations	2.83	(3.23)	0.99	2.29		0.32

Less Distributions:
Dividends (from net investment income)	(0.07)	-	(0.02)	-		-
Distributions (from capital gains)	-	(1.79)	(0.94)	-		-

Total Distributions	(0.07)	(1.79)	(0.96)	-		-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.01	0.01	0.01	0.00	(c)	-

Total Paid in Capital	0.01	0.01	0.01	0.00	(c)	-

Net Asset Value, End of Period	$ 10.41	$ 7.64	$ 12.65	$ 12.61		$ 10.32

Total Return (d)(e)	37.51%	(28.50%)	8.42%	22.19%		3.20%

Net Assets, End of Period (in thousands)	$ 8,646	$ 5,706	$ 9,343	$ 6,650		$ 3,835

Average Net Assets for the Period (in thousands)	$ 6,700	$ 7,263	$ 8,433	$ 5,238		$ 2,559

Ratio of Gross Expenses to Average Net Assets (f)	4.08%	3.87%	3.53%	4.54%		9.52%	(b)
Ratio of Net Expenses to Average Net Assets (f)	1.95%	1.95%	1.95%	1.95%		1.95%	(b)
Ratio of Net Investment
Income (Loss) to Average Net Assets	0.59%	(0.43%)	0.02%	0.39%		(0.14%)	(b)

Portfolio Turnover Rate	163.97%	158.53%	124.31%	99.10%		31.13%

(a)	For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(b) Annualized.
(c) Actual amount is less than $0.01 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e) Total return does not reflect sales charge.
(f)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005.  The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.  The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Funds will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
The Funds have adopted ASC Topic 820, Fair Value Measurements, effective November 1, 2008.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.
(Continued)

Tilson Funds

Notes to Financial Statements

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The Funds have adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ending October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of October 31, 2009:

Focus Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$8,775,203	$8,775,203	$-	$-
Private Mortgage Backed Security	387,311	-	-	387,311
Warrants	811,631	811,631	-	-
Investment Company (Closed-End)	1,584	-	1,584	-
Investment Company (Open-End)	1,291,882	-	1,291,882	-
Call Options Purchased	97,410	-	97,410	-
Put Options Purchased	307,353	158,698	148,655	-
Total Assets	$11,672,374	$9,745,532	$1,539,531	$387,311

Dividend Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$7,274,305	$7,274,305	$-	$-
Exchange Traded Product	451,000	451,000	-	-
Investment Company	473,595	-	473,595	-
Put Option Purchased	296,888	-	296,888	-
Total Assets	$8,495,788	$7,725,305	$770,483	$-

Liabilities
Call Options Written	$95,706	$71,397	$24,309	$-

(Continued)

Tilson Funds

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Common Stocks	Private Mortgage Backed Security
Focus Fund	Balance, beginning of fiscal year	$ -	$ - -
	Accrued discounts	-	21,363
	Realized gain	-	13,713
	Change in unrealized appreciation (depreciation)	(187)	33,021
	Net purchases	187)	319,214
	Balance, end of fiscal year	$ -	$ 387,311

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to Level 3 investments still held at October 31, 2009 is $32,834.

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the option contracts on the Statement of Assets and Liabilities for the year ending October 31, 2009.

Fund	Derivative Type	Location	Fair Value
Focus Fund	Equity Contracts – purchased options	Investments, at value	$404,763
Dividend Fund	Equity Contracts – purchased options	Investments, at value	296,888
	Equity Contracts – written options	Call options written, at value	95,706
The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending October 31, 2009:

Fund	Derivative Type	Location	Gains (Losses)
Focus Fund	Equity Contracts – purchased options	Net realized (loss) gain from options	$(803,489)
	Equity Contracts – purchased options	Change in unrealized appreciation	560,129
Dividend Fund	Equity Contracts – purchased options	Net realized (loss) gain from options	(7,373)
	Equity Contracts – written options	Net realized (loss) gain from options	(149,731)
	Equity Contracts – purchased options	Change in unrealized appreciation	25,624
	Equity Contracts – written options	Change in unrealized appreciation	17,834

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

(Continued)

Tilson Funds

Notes to Financial Statements

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses
The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.  The redemption fees charged for the fiscal year ended October 31, 2009 were $2,632 and $7,098 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Tilson Funds

Notes to Financial Statements

2.  Transactions with Affiliates

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund.  The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year.  There can be no assurance the Expense Limitation Agreement will continue in the future.  The expense limitation percentages for the fiscal year ended October 31, 2009 were 0.45% for each Fund.  During the fiscal year, expenses were reimbursed in the amounts of $143,195 and $143,139, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee.  The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month.  The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period.  While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%.  The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%.  The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%).    The performance fees paid by the Fund for over performance during the fiscal year ended October 31, 2009 were $11,367.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”).  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund.  The Dividend Fund does not pay a direct fee to the Sub-Advisor.

(Continued)

Tilson Funds

Notes to Financial Statements

Administrator
The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month per Fund.  The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these is provided in the schedule below.

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission.  It receives compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.  The Distributor receives $2,500 per year from each Fund paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the fiscal year ended October 31, 2009.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:
Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$13,802,058	$13,724,533
Dividend Fund	10,554,724	10,075,938

There were no purchases of long-term U.S. Government Obligations for either Fund during the fiscal year ended October 31, 2009.
(Continued)

Tilson Funds

Notes to Financial Statements

4.	Options Written

As of October 31, 2009, portfolio securities valued at $1,769,739 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for fiscal year ended October 31, 2009 (Dividend Fund).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	758	$ 73,909
Options written	3,618	632,413
Options closed	(3,371)	(589,440)
Options exercised	(13)	(3,815)
Options expired	-	-
Options Outstanding, End of Year	992	$ 113,067

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2006, 2007, and 2008 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations.  As of and during the fiscal year ended October 31, 2009, the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, paydown gains/(losses), and foreign currency translations.  For the fiscal year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss) on Investments
Focus Fund	$ (11,888)	$ (1,857)	$ 13,745
Dividend Fund	(5,934)	14,390	(8,456)

At October 31, 2009, the tax-basis cost of investments and components of distributable earnings were as follows:
	Focus Fund	Dividend Fund
Cost of Investments	$12,400,982	$7,800,765

Unrealized Appreciation	$1,795,294	$935,668
Unrealized Depreciation	(2,523,902)	(336,356)
Net Unrealized Appreciation (Depreciation)	(728,608)	599,312
Accumulated Capital Losses	(4,265,669)	(780,884)
Distributable Earnings	$(4,994,277)	$(181,572)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and partnership income.  Accumulated capital losses noted above represent net capital loss carryovers as of October 31, 2009 that are available to offset future realized capital gains, if any, and thereby

(Continued)

Tilson Funds

Notes to Financial Statements

reduce future taxable gain distributions.  The capital loss carryforwards for the Focus Fund are $2,138,686 and $2,126,983 and are set to expire October 31, 2016 and October 31, 2017, respectively.  The capital loss carryforward for the Dividend Fund is $780,884 and is set to expire October 31, 2016.

Distributions during the fiscal years ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Focus Fund	10/31/2009	$ 64,595	$ -	$ -
	10/31/2008	-	451,359	1,225,668
Dividend Fund	10/31/2009	-	$ 56,115	$ -
	10/31/2008	-	585,919	670,629

6.   Capital Share Transactions
For the fiscal year ended	Focus Fund
	October 31, 2009	October 31, 2008
Transactions in Capital Shares
Shares sold	179,030	213,864
Reinvested distributions	11,096	149,363
Shares repurchased	(317,070)	(811,671)
Net Decrease in Capital Shares	(126,944)	(448,444)
Shares Outstanding, Beginning of Year	1,392,728	1,841,172
Shares Outstanding, End of Year	1,265,784	1,392,728

For the fiscal year ended	Dividend Fund
	October 31, 2009	October 31, 2008
Transactions in Capital Shares	218,423	61,504
Shares sold
Reinvested distributions	6,650	126,669
Shares repurchased	(140,702)	(180,204)
Net Increase in Capital Shares	84,371	7,969
Shares Outstanding, Beginning of Year	746,428	738,459
Shares Outstanding, End of Year	830,799	746,428

7.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect risk of loss to be remote.

8.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Tilson Investment Trust
and Shareholders of Tilson Focus Fund
and Tilson Dividend Fund

We have audited the accompanying statements of assets and liabilities of the Tilson Focus Fund and the Tilson Dividend Fund, each a series of shares of beneficial interest of Tilson Investment Trust, including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 16, 2005 (date of initial public investment) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tilson Focus Fund and the Tilson Dividend Fund as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and for the period March 16, 2005 through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 29, 2009

Tilson Funds

Additional Information (Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Funds’ fiscal year ending, October 31, 2009.

During the fiscal year, the Tilson Focus Fund and Tilson Dividend Fund did not pay any long-term capital gains.

During the fiscal year, the Tilson Focus Fund paid return of capital dividends in the amount of $64,595.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information reporting.

4. Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Trustees.  Information concerning the Trustees and officers of the Trust and Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-4TILSON (1-888-484-5766).  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $4,800 during the fiscal year ended October 31, 2009 from each Fund for their services to the Funds and Trust.  The Interested Trustee and officers did not receive compensation from the Funds for their services to the Funds and Trust.
(Continued)

Tilson Funds

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jack E. Brinson, 77	Trustee and Chairman	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	2

Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; The Nottingham Investment Trust II for the four series of that trust; the Starboard Investment Trust for the two series of that trust; and DGHM Investment Trust for the one series of that trust (all registered investment companies).

James H. Speed, Jr., 56	Trustee	Since 3/2009	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2

Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; The Nottingham Investment Trust II for the four series of that trust; New Providence Investment Trust for the one series of that trust; and the Starboard Investment Trust for the two series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.

INTERESTED TRUSTEE
Whitney R. Tilson, 42	Trustee, President (Principal Executive Officer)	Since 12/2004	Founder and Managing Partner, T2 Partners Management LP (formerly Tilson Capital Partners LLC) and various affiliated entities since 1998.	2	n/a
Basis of Interestedness: Mr. Tilson is an Interested Trustee because he is a Managing Member of T2 Partners Management LP, the investment advisor of the Funds.

(Continued)

Tilson Funds

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OTHER OFFICERS
Glenn H. Tongue, 50	Vice-President, Treasurer (Principal Financial Officer), and Chief Compliance Officer	Since 12/2004	Fund Manager, T2 Partners Management LP since 2004; previously, Investment Banker, UBS (investment banking firm) from 2002 to 2003; Executive, DLJdirect (on-line brokerage firm).	n/a	JMP Group, Inc (investment banking and asset management firm)
Angela D. Mincher, 43	Assistant Secretary	Since 8/2008	Systems Analyst, The Nottingham Company since 2005; previously Fund Accountant since 2001.	n/a	n/a
A. Vason Hamrick, 32	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a

The Tilson Mutual
Funds are series of the
Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	T2 Partners Management LP
116 South Franklin Street	145 East 57th Street,
Post Office Drawer 4365	10TH Floor
Rocky Mount, NC 27803-0365	New York, NY 10022

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-888-4TILSON, (1-888-484-5766)

World Wide Web @:	World Wide Web @:

ncfunds.com	tilsonmutualfunds.com

Item 2. CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, October 31, 2009, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2008	2009
Tilson Focus Fund	$11,500	$12,500
Tilson Dividend Fund	$11,500	$12,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2008 and October 31, 2009 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2008	2009
Tilson Focus Fund	$2,000	$2,000
Tilson Dividend Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2008 and October 31, 2009 were $4,000 and $4,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.  CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer

Date: January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson Trustee, President, and Principal Executive Officer Tilson Investment Trust

Date: January 7, 2010

By: (Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue Vice President, Treasurer, and Principal Financial Officer Tilson Investment Trust

Date: January 4, 2010